                                                                 Exhibit 21

                              HILTON HOTELS CORPORATION

                     SUBSIDIARIES, JOINT VENTURES AND AFFILIATES


                            A.  WHOLLY OWNED SUBSIDIARIES

                                                                State or Country
     Name                                                       of Incorporation
     ----                                                       ----------------
Bally's Grand Property Sub I, Inc. (1)                                Nevada
Capital Hilton, L.L.C. (8)                                            New York
Compass Computer Services, Inc.                                       Delaware
Conrad International (Belgium) Corporation (4)                        Nevada
Conrad International (Cairo) Corporation (4)                          Nevada
Conrad International Corporation (3)                                  Nevada
Conrad International (Egypt) Corporation (2) (4)                      Nevada
Conrad International (Indonesia) Corporation (2) (4)                  Nevada
Conrad International (Spain) Corporation (2) (4)                      Nevada
Conrad International (Thailand) Corporation (2) (4)                   Nevada
Conrad International (Thailand) Limited (4)                           Thailand
Conrad International Hotels (HK) Ltd. (4)                             Hong Kong
Conrad International Hotels Limited (2) (4)                           Ireland
Conrad International Investment (Jakarta) Corporation (4)             Nevada
Conrad International Management Services (Singapore) Pte Ltd (4)      Singapore
Conrad International Services (12)                                    Belgium
Destination Resorts, Inc.                                             Arizona
DFW Bevco, Inc. (10)                                                  Texas
DFW Hilton, Inc.                                                      Nevada
Grand Vacations Realty, Inc. (6)                                      Delaware
Hapeville Investors, Inc.                                             Delaware
Hilton Charlotte, Inc.                                                Nevada
Hilton Chicago Corporation                                            Nevada
Hilton Dallas, Inc. (11)                                              Nevada
Hilton D.C. Corporation                                               Nevada
Hilton Employee Relief Fund                                           California
Hilton Equipment Corporation                                          Delaware
Hilton Finance Corporation                                            Nevada
Hilton Fort Worth, Inc.                                               Nevada
Hilton Grand Vacations Development Company-Las Vegas, LLC             Nevada
Hilton Grand Vacations Exchange Company (6)                           Delaware
Hilton Hawaii Corporation                                             Delaware
Hilton Holdings, Inc.                                                 Nevada
Hilton Hotels Partners I, Inc.                                        Delaware
Hilton Hotels Partners II, Inc.                                       Delaware
Hilton Hotels U.S.A., Inc.                                            Delaware
Hilton Illinois Corp. (7)                                             Nevada
Hilton Illinois Holdings, Inc.                                        Delaware
Hilton Inns, Inc.                                                     Delaware
Hilton Insurance Corporation                                          Vermont

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                      A. WHOLLY OWNED SUBSIDIARIES (CONTINUED)

                                                                State or Country
          Name                                                  of Incorporation
          ----                                                  ----------------
Hilton Kansas City Corporation                                        Missouri
Hilton New Jersey Corporation                                         New Jersey
Hilton New York Corporation                                           Nevada
Hilton Pennsylvania Hotel Corporation                                 Delaware
Hilton Recreation, Inc.                                               Delaware
Hilton Resorts Corporation                                            Delaware
Hilton San Diego Corporation                                          California
Hilton San Francisco Corporation                                      Nevada
Hilton Suites, Inc.                                                   Delaware
Hilton Systems, Inc.                                                  Nevada
Hilton Texas, Inc.                                                    Nevada
Hilton Washington Corporation                                         New York
HKC Advertising, Inc.  (5)                                            Missouri
HKC Partners, Inc.                                                    Missouri
HLT Corporation                                                       Delaware
Hotels Statler Company, Inc.                                          Delaware
Kenner Investors, Inc.                                                Delaware
Rye Hilton, L.L.C. (9)                                                New York
The Beverly Hilton Corporation (2)                                    California
The Hotel Waldorf-Astoria Corporation (2)                             New York
The New Yorker Hotel Corporation (2)                                  New York
The Palmer House Hilton Hotel Company (2)                             Illinois
Washington Hilton, L.L.C. (8)                                         New York

--------------------------------------------------------------------------------

(1)  Inactive.

(2)  Nameholding company.

(3) Wholly owned by Hilton Hotels U.S.A., Inc., which is wholly owned by Hilton Hotels Corporation.

(4) Wholly owned by Conrad International Corporation, which is wholly owned by Hilton Hotels U.S.A., Inc., which is wholly owned by Hilton Hotels Corporation.

(5) Wholly owned by Hilton Kansas City Corporation, which is wholly owned by Hilton Hotels Corporation.

(6) Wholly owned by Hilton Grand Vacations Company, a joint venture which is 50% owned by Hilton Hotels Corporation and 50% owned by Hilton Resorts Corporation.

(7) Wholly owned by Hilton Illinois Holdings, Inc., which is wholly owned by Hilton Hotels Corporation.

(8) 50.05% owned by Hilton Hotels Corporation, and 49.95% owned by Hilton D.C. Corporation, which is wholly owned by Hilton Hotels Corporation.

(9) 50.05% owned by Hilton Hotels Corporation, and 49.95% owned by Hilton New York Corporation, which is wholly owned by Hilton Hotels Corporation.


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

                      A.  WHOLLY OWNED SUBSIDIARIES (CONTINUED)

(10) Wholly owned by Hilton Dallas, Inc., which is wholly owned by Hilton Fort Worth, Inc., which is wholly owned by Hilton Hotels Corporation.

(11) Wholly owned by Hilton Fort Worth, Inc., which is wholly owned by Hilton Hotels Corporation.

(12) .04% (four-one-hundredths of one percent) owned by Hilton Hotels Corporation, and 99.96% owned by Conrad International Corporation, which is wholly owned by Hilton Hotels U.S.A., Inc., which is wholly owned by Hilton Hotels Corporation.


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


                           B.  PARTIALLY OWNED SUBSIDIARIES


                                                       %                       State or Country
     Name                                           Ownership                  of Incorporation
     ----                                           ---------                  ----------------
349 West 53rd Street Realty Corp. (1)(13)         See (13) below.               New York

Earlsfort Centre Hotel Proprietors Limited (2)         14.7                     Ireland

HHC/PTC, LLC (3)                                       75                       Delaware

HHV Holdings LLC (4)                              See (4) below.                 Nevada

HHV Holdings II LLC (4)                           See (4) below.                 Nevada

Hilton Hawaiian Village LLC   (5)                      50                        Hawaii

Hilton HHonors Worldwide, L.L.C. (6)                   50                       Delaware

Hilton Marketing Worldwide, L.L.C. (6)                 50                       Delaware

Hilton Reservations Worldwide, L.L.C. (6)              50                       Delaware

International Company for
  Touristic Investments, S.A.E. (7)                    10                        Egypt

MeriTex, LLC (8)                                  See (8) below.                Delaware

Oakbrook Hilton Suites and
Garden Inn LLC (9)                                     50                       Illinois

On Command Corporation                                  8.5                     Delaware

P.T. Jakarta International Artha (10)                  10                       Indonesia

Windsor Casino Financial Limited (11)                  50                     Ontario, Canada

Windsor Casino Limited (11)                            50                     Ontario, Canada

Windsor Casino Supplies Limited (11)                   50                     Ontario, Canada

Yeditepe Beynelmilel Otelcilik                         25                        Turkey
Turizm Ve Ticaret, A.S.
("Seven Hills International Hotels,
Tourism and Trade, A.S.")  (12)



-----------------------------------------------------------------------------------------------

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                     B. PARTIALLY OWNED SUBSIDIARIES (CONTINUED)

(1)  Inactive corporation.

(2) 14.7% owned by Conrad International Corporation, which is wholly owned by Hilton Hotels U.S.A., Inc., which is wholly owned by Hilton Hotels Corporation.

(3) 75% owned by Destination Resorts, Inc., which is wholly owned by Hilton Hotels Corporation, and 25% owned by Pointe Tapatio Resort Properties No. 1 Limited Partnership.

(4) 48% owned by Hilton Hotels Corporation and 2% owned by Hilton Recreation, Inc. The remaining interest is held by The Prudential Insurance Company of America.

(5) 100% owned by Hilton Hawaiian Village LLC, which is 48% owned by Hilton Hotels Corporation, 2% owned by Hilton Recreation, Inc., and 50% owned by The Prudential Insurance Company of America.

(6)  The remaining ownership interest is held by Hilton International Co.

(7) 10% owned by Conrad International Corporation, which is wholly owned by Hilton Hotels U.S.A., Inc., which is wholly owned by Hilton Hotels Corporation.

(8) Hilton Hotels Corporation owns 100% of the issued and outstanding Class B (equity) shares. P & O, Inc. owns 100% of the issued and outstanding Class A (managing) shares.

(9) 50% owned by Hilton Suites, Inc., which is wholly owned by Hilton Hotels Corporation, and 50% owned by Martinique-Drury Lane Oakbrook Partnership. This entity was converted from an Illinois partnership to an LLC effective 5/15/98.

(10) 10% owned by Conrad International Investment (Jakarta) Corporation, which is wholly owned by Conrad International Corporation, which is wholly owned by Hilton Hotels U.S.A., Inc., which is wholly owned by Hilton Hotels Corporation.

(11) 50% owned by Conrad International Corporation, which is wholly owned by Hilton Hotels U.S.A., Inc., which is wholly owned by Hilton Hotels Corporation.

(12) 25% owned by Conrad International Corporation, which is wholly owned by Hilton Hotels U.S.A., Inc., which is wholly owned by Hilton Hotels Corporation.

(13) Wholly owned by the New York Hilton Joint Venture, which is 50% owned by Hilton Hotels Corporation, 49.5% owned by Hilton New York Corporation, and .5% owned by The Prudential Insurance Company of America.


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

                                  C.  JOINT VENTURES



                                                       %                       State or Country
     Name                                           Ownership                  of Incorporation
     ----                                           ---------                  ----------------
Avenue Louise Hotel Partners S.N.C. (1)                100                        Belgium

Chicago Hilton Joint Venture  (2)                      100                        Illinois

Destination Resort Affiliates (3)                       50                        Arizona

DFW Hilton Hotel Limited Partnership (4)               100                         Texas

Flamingo Hilton Riverboat Casino, L.P. (5)             100                        Missouri

Global Resort Partners (6)                              13.34                      Hawaii

Grand Vacations Realty, Limited     (7)                100                        Florida

Grand Vacations Title, Limited  (7)                    100                        Florida

Hapeville Hotel Limited Partnership (8)                100                        Delaware

Hilton Grand Vacations Club (9)                        100                        Florida

Hilton Grand Vacations Company (10)                    100                         Nevada

Hilton Grand Vacations
Development Company - Las Vegas (10)                   100                         Nevada

Hilton Grand Vacations
Development Company - Orlando (10)                     100                        Florida

International Rivercenter Partnership                   67.4                     Louisiana

Kenner Hotel Limited Partnership (11)                  100                        Delaware

Logan Hilton Joint Venture (12)                        100                      Massachusetts

McLean Hotel Associates Limited Partnership (13)       100                        Virginia

New Orleans International Hotel                         26.33                    Louisiana

New Orleans Rivercenter                                 38.75                    Louisiana

New York Hilton Joint Venture (14)                      99.5                     New York

San Francisco Hilton, L.P. (15)                        100                      California

Tarrytown Hilton Joint Venture (16)                    100                       New York

Valencia Hotel Joint Venture (17)                       25                      California



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


                            C. JOINT VENTURES (CONTINUED)
--------------------------------------------------------------------------------

(1) 50% of this partnership is owned by Conrad International Corporation, which is wholly owned by Hilton Hotels U.S.A., Inc., which is wholly owned by Hilton Hotels Corporation. The remaining 50% is owned by Conrad International (Belgium) Corporation, which is wholly owned by Conrad International Corporation, which is wholly owned by Hilton Hotels U.S.A., Inc., which is wholly owned by Hilton Hotels Corporation.

(2) 40.24% owned by Hilton Hotels Corporation, and 59.76% owned by Hilton Chicago Corporation, which is wholly owned by Hilton Hotels Corporation.

(3) 50% of this joint venture is owned by Destination Resorts, Inc., which is wholly owned by Hilton Hotels Corporation.

(4) 99% owned by DFW Hilton Inc., which is wholly owned by Hilton Hotels Corporation, and 1% owned by Hilton Texas, Inc., which is wholly owned by Hilton Hotels Corporation.

(5) 90% of this partnership is owned by Hilton Kansas City Corporation, which is wholly owned by Hilton Hotels Corporation. The remaining 10% is owned by HKC Partners, Inc., which is wholly owned by Hilton Hotels Corporation.

(6) 13.34% owned by Hilton Recreation, Inc., which is wholly owned by Hilton Hotels Corporation

(7) 99% owned by Hilton Grand Vacations Company, and 1% owned by Grand Vacations Realty, Inc.

(8) 1% owned by Hilton Hotels Partners II, Inc. (the general partner), and 99% owned by Hapeville Investors, Inc. (the limited partner.) Both the general and limited partners are wholly owned by Hilton Hotels Corporation.

(9) 99% owned by Hilton Grand Vacations Company, and 1% owned by Hilton Grand Vacations Exchange Company.

(10) 50% of this joint venture is owned by Hilton Hotels Corporation. The remaining 50% is owned by Hilton Resorts Corporation, which is wholly owned by Hilton Hotels Corporation.

(11) 1% owned by Hilton Hotels Partners I, Inc. (the general partner), and 99% owned by Kenner Investors, Inc. (the limited partner.) Both the general and limited partners are wholly owned by Hilton Hotels Corporation.

(12) 35% of this joint venture is owned by Hilton Hotels Corporation. The remaining 65% is owned by Hilton Systems, Inc., which is wholly owned by Hilton Hotels Corporation.

(13) 7.5% owned by Hilton Hotels Corporation, and 92.5% owned by Kenner Investors, Inc., which is wholly owned by Hilton Hotels Corporation.

(14) The remaining ownership interest is held by The Prudential Insurance Company of America.

(15) 50.25% owned by Hilton Hotels Corporation, and 49.75% owned by Hilton San Francisco Corporation, which is wholly owned by Hilton Hotels Corporation.

(16) 50% of this joint venture is owned by Hilton Hotels Corporation. The remaining 50% is owned by Hilton Systems, Inc., which is wholly owned by Hilton Hotels Corporation.

(17) 25% owned by Hilton Inns, Inc., which is wholly owned by Hilton Hotels Corporation.


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

                                    D.  AFFILIATES


1. The following are special purpose corporations formed in connection with the operation of beverage service at particular hotels. Hilton Hotels Corporation does not directly or indirectly own any of the shares of these corporations.

                                                         State of
     Name of Corporation                               Incorporation
     -------------------                               -------------
Hilton Beverage Corporation                            Louisiana
New Orleans Hilton Beverage Corporation                Louisiana


2. The following nonprofit corporation serves as the owner of the health club at the Washington Hilton & Towers. It is owned by the members of that hotel's health club. Hilton Hotels Corporation does not have any direct or indirect ownership interest in this corporation.

                                                              State of
     Name of Corporation                                    Incorporation
     -------------------                                    -------------
Washington Hilton Racquet Club                              District of Columbia


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